UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2025
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PERMIAN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 N. Marienfeld St., Suite 1000
Midland, Texas 79701
(Address of principal executive offices, including zip code)
(432) 695-4222
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
Amendments to the Third Amended and Restated Credit Agreement
On October 24, 2025, Permian Resources Operating, LLC (“OpCo”), a consolidated subsidiary of Permian Resources Corporation (“Permian Resources” and, together with OpCo the “Company”), entered into the Tenth Amendment to Third Amended and Restated Credit Agreement (the “Tenth Amendment”) among OpCo, each of the lenders and guarantors party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Tenth Amendment amends OpCo’s Third Amended and Restated Credit Agreement, dated as of February 18, 2022, as amended. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Tenth Amendment.
The Tenth Amendment, among other things, (i) reaffirmed the borrowing base at $4.0 billion, (ii) reaffirmed the aggregate elected revolving commitments at $2.5 billion and (iii) adjusted the Applicable Margin by (a) adding a new borrowing base utilization pricing grid applicable on any day during a borrowing base period on which the Company has an index debt rating of BBB- or better from Fitch Ratings, Inc. and (b) subject to certain conditions, reducing the interest rates applicable on any day during an investment grade period, which is generally defined as the period when the Company has an index debt rating from one or more of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Rating Service, a division of S&P Global, Inc. (“S&P”), of Baa3/BBB- or better, respectively, and ending when the Company so elects or when the Company has an index debt rating from Moody’s and S&P below Ba1 and BB+, respectively.
The above description of the Tenth Amendment is a summary and does not purport to be complete and is qualified in its entirety by reference to the Tenth Amendment, which is attached and filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” above is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Tenth Amendment to Third Amended and Restated Credit Agreement, dated as of October 24, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMIAN RESOURCES CORPORATION

By:	/s/ GUY M. OLIPHINT
Guy M. Oliphint Executive Vice President and Chief Financial Officer

Date:	October 30, 2025